EXHIBIT 10.1

THIRD MODIFICATION AGREEMENT

This THIRD MODIFICATION AGREEMENT (this “Agreement”) is made as of August 19, 2016, by and among (i) CENTURY COMMUNITIES, INC., a Delaware corporation (“Borrower”), (ii) the undersigned Guarantors, (iii) the undersigned Lenders, and (iv) TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (“Administrative Agent”).

W I T N E S S E T H :

WHEREAS, Administrative Agent, Borrower and Lenders are parties to that certain Credit Agreement (as amended, the “Credit Agreement”), dated October 21, 2014, which established a revolving line of credit in the maximum principal sum of $120,000,000.00 (the “Credit Facility”); and

WHEREAS, the Credit Facility Amount was increased from $120,000,000.00 to $200,000,000.00, pursuant to that certain First Modification Agreement (the “First Modification Agreement”), dated July 31, 2015, by and among Administrative Agent, Borrower, the Guarantors and the Lenders; and

WHEREAS, the Credit Facility Amount was increased from $200,000,000.00 to $300,000,000.00, pursuant to that certain Second Modification Agreement (the “Second Modification Agreement”), dated December 22, 2015, by and among Administrative Agent, Borrower, the Guarantors and the Lenders; and

WHEREAS, Borrower desires to increase the Credit Facility Amount from $300,000,000.00 to $380,000,000.00, pursuant to Section 8 of the Second Modification Agreement; and

WHEREAS, Borrower asked each Lender to increase its respective Commitment, and certain Lenders are willing to increase their respective Commitments, subject to the terms and conditions of this Agreement; and

WHEREAS, Borrower asked Citibank, N.A. (“Citibank”) to become a Lender, and Citibank is willing to become a Lender, and make a Commitment of up to $25,000,000.00, subject to the terms and conditions of this Agreement; and

WHEREAS, Borrower asked Flagstar Bank, FSB, a federally chartered savings bank (“Flagstar”) to become a Lender, and Flagstar is willing to become a Lender, and make a Commitment of up to $20,000,000.00, subject to the terms and conditions of this Agreement; and

WHEREAS, Administrative Agent, Borrower, the undersigned Guarantors, and the undersigned Lenders now propose to increase certain Commitments and to modify certain of the terms and provisions of the Credit Agreement and the other related documents executed by

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Borrower or third parties pertaining to, evidencing or securing the Credit Facility (collectively, the “Loan Documents”).

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Administrative Agent, Borrower, the undersigned Guarantors, and the undersigned Lenders hereby agree as follows:

1. Definitions. All terms used herein with initial capital letters, but not defined herein, shall have the meanings specified in the Credit Agreement.

2. Extension of the Maturity Date. Borrower requested to extend the Maturity Date pursuant to Section 2.11 of the Credit Agreement. Some, but not all, Lenders were willing to grant Borrower’s request. In order to resolve the difference among the Lenders, the Commitments are being divided into Class A Commitments and Class B Commitments, with a Class A Maturity Date and a Class B Maturity Date, as set forth in Section 14 of this Agreement. This Agreement shall be deemed to be an Extension Option Agreement. The Extension Option Agreement Date, as such term is used in Section 2.11 of the Credit Agreement, is the date of this Agreement.

3. Credit Facility Amount. Pursuant to Section 8 of the Second Modification Agreement, the Credit Facility Amount is hereby increased from $300,000,000.00 to $380,000,000.00. The Increase Effective Date, as such term is used in Section 2.10(d) of the Credit Agreement, is the date of this Agreement. Borrower may request one additional increase to the Credit Facility Amount, in an amount up to $20,000,000.00, pursuant to Section 8 of the Second Modification Agreement.

4. Joinder of Citibank. Citibank agrees to assume, and does hereby assume, the obligations of a Lender under the Credit Agreement. Citibank agrees to abide by and be bound by all of the terms of the Credit Agreement applicable to Lenders. Accordingly, the Credit Agreement is hereby amended such that any and all references to the “Lenders” shall be deemed to refer to Citibank, as well as each of the parties that have previously been included within the meaning of such term.

5. Joinder of Flagstar. Flagstar agrees to assume, and does hereby assume, the obligations of a Lender under the Credit Agreement. Flagstar agrees to abide by and be bound by all of the terms of the Credit Agreement applicable to Lenders. Accordingly, the Credit Agreement is hereby amended such that any and all references to the “Lenders” shall be deemed to refer to Flagstar, as well as each of the parties that have previously been included within the meaning of such term.

6. Assignment and Assumption. Contemporaneously with the execution and delivery of this Agreement, Texas Capital Bank, National Association, and Fifth Third Bank entered into that certain Assignment and Assumption, whereby Texas Capital Bank, National Association, assigned a $10,000,000.00 portion of its Commitment to Fifth Third Bank.

7. Commitments and Applicable Percentages. As a result of (a) the increase in the Credit Facility Amount, (b) the addition of Citibank and Flagstar as Lenders, and (c) the

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assignment of a portion of Texas Capital Bank, National Association’s Commitment, Schedule 2.1 of the Credit Agreement is hereby revised and replaced in its entirety with Schedule 2.1 attached hereto, and Lenders’ respective Commitments and Applicable Percentages are revised as set forth therein.

8. Additional Notes. To evidence the increase in the Credit Facility Amount, and the assignments of portions of Texas Capital Bank, National Association’s Commitment, contemporaneously with the execution and delivery of this Agreement, Borrower shall execute and deliver the following promissory notes, which promissory notes shall (i) be dated of even date with this Agreement, (ii) be substantially in the form of Exhibit E attached to the Credit Agreement, (iii) each be considered a Note, as defined in the Credit Agreement, in addition to all other Notes previously executed by Borrower in connection with the Credit Agreement:

(a) Amended, Restated and Consolidated Note in the principal sum of $60,000,000.00, payable to the order of Fifth Third Bank;

(b) Note in the principal sum of $25,000,000.00, payable to the order of Citibank;

(c) Note in the principal sum of $20,000,000.00, payable to the order of Flagstar;

(d) Note in the principal sum of $10,000,000.00, payable to the order of Compass Bank;

(e) Note in the principal sum of $10,000,000.00, payable to the order of Vectra Bank Colorado, NA;

(f) Note in the principal sum of $5,000,000.00, payable to the order of Bank of America, N.A.;

(g) Note in the principal sum of $5,000,000.00, payable to the order of Bank Midwest; and

(h) Note in the principal sum of $5,000,000.00, payable to the order of U.S. Bank National Association.

9. Extension Fee. As consideration for the extension of the Class A Maturity Date, contemporaneously with the execution and delivery of this Agreement, Borrower shall pay to Administrative Agent, a non-refundable Extension Fee, as described in Section 2.11(a) of the Credit Agreement, which fee shall be distributed among the Class A Lenders in accordance with the Credit Agreement. The Extension Fee shall be based on the aggregate Commitments of the Class A Lenders prior to the increase of the Credit Facility Amount described in Section 3 of this Agreement.

10. Increase Fee. As consideration for the increase in the Credit Facility Amount, contemporaneously with the execution and delivery of this Agreement, Borrower shall pay to Administrative Agent, a non-refundable fee as described in Section 2.10(e) of the Credit

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Agreement, which fee shall be distributed among Lenders in accordance with the Credit Agreement.

11. Fee Letter. Borrower and Texas Capital Bank, National Association, entered into that certain Fee Letter, dated August 19, 2016 (the “August 2016 Fee Letter”), which August 2016 Fee Letter supplements (a) the Fee Letter described in the Credit Agreement, (b) that certain Fee Letter, dated July 14, 2015, between Borrower and Texas Capital Bank, National Association (the “July 2015 Fee Letter”), and (c) that certain Fee Letter, dated November 15, 2015, between Borrower and Texas Capital Bank, National Association (the “November 2015 Fee Letter”). Borrower agrees to pay to Administrative Agent and Arranger, for the account of Administrative Agent, Arranger and each Lender, as applicable, fees, in the amounts and on the dates set forth in the Fee Letter, as supplemented by the July 2015 Fee Letter, the November 2015 Fee Letter, and the August 2016 Fee Letter.

12. Tangible Net Worth. Section 9.3 of the Credit Agreement is hereby revised and replaced in entirety as follows:

Borrower shall not permit, as of the last day of any fiscal quarter, Tangible Net Worth for Borrower and its Subsidiaries, on a consolidated basis, to be less than the sum of (a) $312,819,000, plus (b) 50% of the net proceeds of any issuances of stock or other equity interests of any Obligated Party (other than to another Obligated Party) after June 30, 2016, plus (c) 50% of the amount of net income of Borrower and its subsidiaries, on a consolidated basis (but without deduction for any net loss), for each fiscal quarter ending after June 30, 2016.

13. LIBOR. The definition of LIBOR, as set forth in Section 1.1 of the Credit Agreement, is hereby revised by adding the following sentence to the end of the definition:

Notwithstanding the foregoing, in no event may LIBOR ever be less than zero percent per annum.

14. Class A Commitments and Class B Commitments.

(a) Additional Defined Terms. The following defined terms are hereby added to Section 1.1 of the Credit Agreement:

“Class” when used in reference to any Loan, refers to whether such Loan is a Class A Loan or Class B Loan; when used in reference to any Commitment, refers to whether such Commitment is a Class A Commitment or Class B Commitment; and, when used in reference to any Lender, refers to whether such Lender is a Class A Lender or a Class B Lender.

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“Class A Commitment” means, as to any Class A Lender, its obligation to (a) make Class A Loans to Borrower pursuant to Section 2.1(a), and (b) purchase participations in L/C Obligations, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.1 under the caption “Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Class A Commitments is $360,000,000.00.

“Class A Lender” means any Lender that holds a Class A Commitment.

“Class A Loan” means each Loan made by a Class A Lender.

“Class A Maturity Date” means with respect to the Credit Facility, October 21, 2019, or such earlier date on which the Class A Commitment of each Class A Lender terminates as provided in this Agreement; subject to extension pursuant to Section 2.11; provided, however, that, if such date is not a Business Day, the Class A Maturity Date shall be the next succeeding Business Day.

“Class B Commitment” means, as to any Class B Lender, its obligation to (a) make Class B Loans to Borrower pursuant to Section 2.1(a), and (b) purchase participations in L/C Obligations, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.1 under the caption “Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Class B Commitments is $20,000,000.00.

“Class B Lender” means any Lender that holds a Class B Commitment.

“Class B Loan” means each Loan made by a Class B Lender.

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“Class B Maturity Date” means with respect to the Credit Facility, October 21, 2018, or such earlier date on which the Class B Commitment of each Class B Lender terminates as provided in this Agreement; subject to extension pursuant to Section 2.11; provided, however, that, if such date is not a Business Day, the Class B Maturity Date shall be the next succeeding Business Day.

(b) Revisions to Defined Terms. The following defined terms, as set forth in Section 1.1 of the Credit Agreement, are hereby revised and replaced in entirety as follows:

“Commitment” means, with respect to each Class A Lender, such Class A Lender’s Class A Commitment and with respect to each Class B Lender, such Class B Lender’s Class B Commitment. The aggregate amount of the Commitments is $380,000,000.00.

“Maturity Date” means the Class A Maturity Date or, where expressly provided herein or where the context otherwise requires, the Class B Maturity Date.

(c) Revisions to Section 2.1(a). Section 2.1(a) of the Credit Agreement is hereby revised and replaced in entirety as follows:

(a) Borrowings. Subject to the terms and conditions of this Agreement, (X) each Class A Lender severally agrees to make one or more Class A Loans to Borrower from time to time from the Closing Date until the Class A Maturity Date for the Credit Facility in an aggregate principal amount for such Lender at any time outstanding up to but not exceeding the amount of such Lender’s Class A Commitment, and (Y) each Class B Lender severally agrees to make one or more Class B Loans to Borrower from time to time from the Closing Date until the Class B Maturity Date for the Credit Facility in an aggregate principal amount for such Lender at any time outstanding up to but not exceeding the amount of such Lender’s Class B Commitment, provided that the Revolving Credit Exposure of all Lenders shall not exceed the least of (i) the aggregate amount of the Commitments of the Lenders, (ii) the Borrowing Base, and (iii) the Credit Facility Amount. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, Borrower may borrow, repay, and reborrow Loans hereunder.

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(d) Revisions to Section 2.3(c). Section 2.3(c) of the Credit Agreement is hereby revised and replaced in entirety as follows:

(c) Credit Facility Term. All outstanding Class B Loans with respect to the Credit Facility shall be due and payable on the Class B Maturity Date. After the Class B Maturity Date, Borrower shall have no right to submit any further Borrowing Requests with respect to Class B Loans, and Administrative Agent shall have no obligation to honor any such requests. All outstanding Obligations with respect to the Credit Facility shall be due and payable on the Class A Maturity Date. After the Class A Maturity Date, Borrower shall have no right to either (i) submit any further Borrowing Requests, or (ii) request that any new Borrowing Base Property be added to the Borrowing Base, and Administrative Agent shall have no obligation to honor any such requests.

(e) Revisions to Section 2.8(a). Section 2.8(a) of the Credit Agreement is hereby revised and replaced in entirety as follows:

(a) Loans – Payment of Principal and Interest; Revolving Nature. The unpaid principal amount of each Portion of the Loans shall, subject to the following sentence and Section 2.8(g), bear interest at the applicable Interest Rate. If at any time such rate of interest would exceed the Maximum Rate but for the provisions thereof limiting interest to the Maximum Rate, then any subsequent reduction shall not reduce the rate of interest on the Loans below the Maximum Rate until the aggregate amount of interest accrued on the Loans equals the aggregate amount of interest which would have accrued on the Loans if the interest rate had not been limited by the Maximum Rate. All accrued but unpaid interest on the principal balance of the Class B Loans shall be payable on each Payment Date and on the Class B Maturity Date, provided that interest accruing at the Default Interest Rate pursuant to Section 2.8(g) shall be payable on demand. All accrued but unpaid interest on the principal balance of the Class A Loans shall be payable on each Payment Date and on the Class A Maturity Date, provided that interest accruing at the Default Interest Rate pursuant to Section 2.8(g) shall be payable on demand. The then Outstanding Amount of the Class B Loans and all accrued but unpaid interest thereon shall be due and payable on the Class B Maturity Date. The then Outstanding Amount of the Class A Loans and all accrued but unpaid interest thereon shall be due and

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payable on the Class A Maturity Date. The unpaid principal balance of the Loans at any time shall be the total amount advanced hereunder by Lenders less the amount of principal payments made thereon by or for Borrower, which balance may be endorsed on the Notes from time to time by Lenders or otherwise noted in Lenders’ and/or Administrative Agent’s records, which notations shall be, absent manifest error, conclusive evidence of the amounts owing hereunder from time to time.

(f) Addition of Section 2.12. The following paragraphs are hereby added to the Credit Agreement as Section 2.12:

Section 2.12 Class A Commitments and Class B Commitments.

(a) Any subsequent increase in Commitments, whether pursuant to Section 2.10 or otherwise, shall be a Class A Commitment.

(b) Borrower shall repay all outstanding Class B Loans on the Class B Maturity Date. Additionally, on the Class B Maturity Date, if, after all outstanding Class B Loans have been repaid, the sum of the outstanding Class A Loans and the outstanding L/C Obligations exceeds the aggregate amount of the Class A Commitments, then Borrower shall repay such portion of the outstanding Class A Loans as is sufficient to reduce the outstanding principal amount of the Class A Loans to an amount which, when added to the outstanding L/C Obligations, is equal to the aggregate amount of all Class A Commitments.

(c) If Borrower makes all of the payments required pursuant to Section 2.12(b) on the Class B Maturity Date, then:

(i) the Commitments of all Class B Lenders shall terminate, the Commitments of all Class A Lenders shall continue on the terms herein set forth and the aggregate Commitments shall be reduced to an amount equal to the sum of the Class A Commitments;

(ii) the Applicable Percentage of each Class A Lender shall be adjusted to reflect the termination of the Commitments of the Class B Lender;

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(iii) subject to clause (ii) above, all Class A Loans shall be continued outstanding as Class A Loans held by the Class A Lenders ratably in accordance with their respective Applicable Percentages (after giving effect to the adjustment described in clause (ii) above);

(iv) all outstanding Letters of Credit shall continue and be allocated among the Class A Lenders in accordance with each Class A Lender’s respective Applicable Percentage (after giving effect to the adjustment described in clause (ii) above);

(v) each Class A Lender shall continue to have an obligation to make Loans pursuant to Section 2.1, which shall be Class A Loans held by the Class A Lenders ratably in accordance with their respective Applicable Percentage (after giving effect to the adjustment described in clause (ii) above); and

(vi) after giving effect to all of the foregoing, any unused Commitments shall continue as Class A Commitments.

(d) Notwithstanding anything to the contrary contained in this Agreement, any Assignee of any Class B Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans and Obligations at the time owing to it), pursuant to an assignment in accordance with Section 12.8 of this Agreement, may elect, upon prior written notice to the Administrative Agent not later than two (2) Business Days following the effective date of such assignment, to become a Class A Lender and to convert its Class B Commitment and Class B Loans into a Class A Commitment and Class A Loans, respectively. Such election may be set forth in an Assignment and Assumption. Upon such election, the total Class B Commitments shall be adjusted to reduce the amount thereof by the amount of Class B Commitment converted into a Class A Commitment under this Section, and the total Class A Commitments shall be adjusted to increase the amount thereof in an amount equal to the amount by which the total Class B Commitments are reduced. Class A Commitments and Class A Loans may not be converted into Class B Commitments or Class B Loans.

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(e) If, prior to April 30, 2018, neither (X) all Class B Loans have been repaid in full, nor (Y) all Class B Loans have been converted to Class A Loans, then beginning on April 30, 2018, a holdback reserve (the “Class B Holdback”) shall be established. The Class B Holdback shall be administered in accordance with the following terms and conditions:

(i) The Class B Holdback is a dollar amount equal to the positive difference between (X) the Borrowing Base, and (Y) the Outstanding Amount.

(ii) The amount of the Class B Holdback must be at least (W) $5,000,000 on and after April 30, 2018, (X) $10,000,000 on and after May 31, 2018, (Y) $15,000,000 on and after June 30, 2018, and (Z) $20,000,000 on and after July 31, 2018. Borrower shall make payments to Administrative Agent to reduce the Outstanding Amount, as and when necessary, to ensure that the amount of the Class B Holdback equals or exceeds the amounts required in the foregoing sentence. Borrower’s failure to make any such payment shall be an Event of Default.

(iii) The minimum required amount of the Class B Holdback pursuant to clause (ii) above shall reduce on a pro tanto basis the amount of proceeds otherwise available under this Credit Facility.

(iv) Subject to satisfaction of all of the terms and conditions for a Borrowing set forth in this Agreement, Borrower may request a single Borrowing from the Class B Holdback reserve to fully repay all Class B Loans.

(v) The provisions of this Section 2.12(e) shall be of no further force or effect following the earlier to occur of (X) the date that all Class B Loans have been repaid in full, or (Y) the date that all Class B Loans have been converted to Class A Loans.

15. EU Bail-In Legislation.

(a) Additional Defined Terms. The following defined terms are hereby added to Section 1.1 of the Credit Agreement:

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“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

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(b) Revisions to definition of Defaulting Lender. The definition of the term “Defaulting Lender,” as set forth in Section 1.1 of the Credit Agreement, is hereby revised and replaced in entirety as follows:

“Defaulting Lender” means, subject to Section 12.22(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies Administrative Agent and Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to Administrative Agent or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit) within two (2) Business Days of the date when due, (b) has notified Borrower, Administrative Agent or L/C Issuer in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by Administrative Agent or Borrower, to confirm in writing to Administrative Agent and Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by Administrative Agent and Borrower), (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by

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a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender, or (e) has become the subject of a Bail-In Action. Any determination by Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (e) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 12.22(b)) upon delivery of written notice of such determination to Borrower and each Lender.

(c) Acknowledgement. The following paragraphs are hereby added to the Credit Agreement as Section 12.29:

12.29 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be

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accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion powers of any EEA Resolution Authority.

16. Real Estate Subsidiaries. Borrower represents and warrants that, as of the date of this Agreement, Borrower has no Real Estate Subsidiaries other than those listed on Schedule 6.13 attached hereto, and Schedule 6.13 sets forth the jurisdiction of incorporation or organization of each such Real Estate Subsidiary and the percentage of Borrower’s ownership interest in such Real Estate Subsidiary.

17. Borrowing Base Report. The form of Borrowing Base Report attached to the Credit Agreement as Exhibit B, is hereby revised and replaced in its entirety with the form of Borrowing Base Report attached hereto as Exhibit B.

18. Compliance Certificate. The form of Compliance Certificate attached to the Credit Agreement as Exhibit C, is hereby revised and replaced in its entirety with the form of Compliance Certificate attached hereto as Exhibit C.

19. Bond Indenture. Borrower represents and warrants to Administrative Agent and Lenders that (a) Borrower is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Borrower of its obligations under the terms and provisions of the Bond Indenture, and (b) the transactions contemplated by this Agreement will not violate the terms and conditions of the Bond Indenture.

20. Resolutions. Contemporaneously with the execution and delivery of this Agreement, Borrower shall deliver to Administrative Agent, a copy of resolutions duly adopted by Borrower, approving the transactions contemplated by this Agreement, and certified by an officer of Borrower to be a true and correct.

21. Acknowledgment by Borrower. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrower or any third party to Administrative Agent and Lenders, as evidenced by the Loan Documents. Borrower hereby acknowledges, agrees and represents that (i) Borrower is indebted to Lenders pursuant to the terms of the Notes; (ii) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents; (iii) Borrower has no claims, offsets, defenses or counterclaims arising from any of Administrative Agent’s or Lenders’ acts or omissions with respect to the Loan Documents or Administrative Agent’s or Lenders’ performance under the Loan Documents; (iv) the representations and warranties of Borrower contained in the Loan Documents are true and correct as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date; (v) Borrower is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by

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Borrower of its obligations under the terms and provisions of the Loan Documents, and (vi) neither Administrative Agent nor Lenders are in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Administrative Agent or Lenders of their respective obligations under the terms and provisions of the Loan Documents. To the extent Borrower now has any claims, offsets, defenses or counterclaims against Administrative Agent or Lenders or the repayment of all or a portion of the Credit Facility, whether known or unknown, fixed or contingent, same are hereby forever irrevocably waived and released in their entirety.

22. No Waiver of Remedies. Except as may be expressly set forth herein, nothing contained in this Agreement shall prejudice, act as, or be deemed to be a waiver of any right or remedy available to Administrative Agent or Lenders by reason of the occurrence or existence of any fact, circumstance or event constituting a default under the Loan Documents.

23. Joinder of Guarantor. By its execution hereof, each Guarantor hereby (i) acknowledges and consents to the terms and provisions hereof; (ii) ratifies and confirms the Guaranty, including all interest and costs of collection, to or for the benefit of Administrative Agent and Lenders; (iii) agrees that the Guaranty is and shall remain in full force and effect and that the terms and provisions of the Guaranty cover and pertain to the Credit Facility, Notes and other Loan Documents as modified hereby; (iv) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of the Guaranty or the other obligations created and evidenced by the Guaranty; (v) certifies that the representations and warranties contained in the Guaranty remain true and correct representations and warranties of Guarantor as of the date hereof; and (vi) acknowledges that Administrative Agent and Lenders have satisfied and performed their covenants and obligations under the Guaranty and the other Loan Documents, and that no action or failure to act by or on behalf of, Administrative Agent or Lenders has or will give rise to any cause of action or other claim against Administrative Agent or Lenders for breach of the Guaranty or other Loan Documents or otherwise.

24. Costs and Expenses. Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, reasonable fees and expenses of legal counsel to Administrative Agent.

25. Additional Documentation. From time to time, Borrower shall execute or procure and deliver to Administrative Agent such other and further documents and instruments evidencing, securing or pertaining to the Credit Facility or the Loan Documents as shall be reasonably requested by Administrative Agent so as to evidence or effect the terms and provisions hereof. Borrower shall cause to be delivered to Administrative Agent, an opinion of counsel, satisfactory to Administrative Agent, opining to (i) the validity and enforceability of this Agreement and the other Loan Documents executed on this date in connection with the transaction contemplated hereby; (ii) the authority of Borrower, and any constituents of Borrower, to execute, deliver and perform its or their respective obligations under the Loan Documents, as hereby modified; and (iii) such other matters as reasonably requested by Administrative Agent.

THIRD MODIFICATION AGREEMENT - Page 15

26. Effectiveness of the Loan Documents. Except as expressly modified by the terms and provisions hereof, each of the terms and provisions of the Loan Documents are hereby ratified and shall remain in full force and effect; provided, however, that any reference in any of the Loan Documents to the Credit Facility, the amount constituting the Credit Facility, any defined terms, or to any of the other Loan Documents shall be deemed, from and after the date hereof, to refer to the Credit Facility, the amount constituting the Credit Facility, defined terms and to such other Loan Documents, as modified hereby.

27. Governing Law. THE TERMS AND PROVISIONS HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN.

28. Time. Time is of the essence in the performance of the covenants contained herein and in the Loan Documents.

29. Binding Agreement. This Agreement shall be binding upon the successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to (i) permit, sanction, authorize or condone the assignment of any rights, titles or interests in and to Borrower, or (ii) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.

30. Headings. The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

31. Construction. Whenever the context hereof so requires, reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general, but shall be construed as cumulative of the general recitation.

32. Severability. If any clause or provision of this Agreement is or should ever be held to be illegal, invalid or unenforceable under any present or future law applicable to the terms hereof, then and in that event, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby, and that in lieu of each such clause or provision of this Agreement that is illegal, invalid or unenforceable, such clause or provision shall be judicially construed and interpreted to be as similar in substance and content to such illegal, invalid or unenforceable clause or provision, as the context thereof would reasonably suggest, so as to thereafter be legal, valid and enforceable.

33. Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart

THIRD MODIFICATION AGREEMENT - Page 16

may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

34. Notice of Final Agreement. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO OR THERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO OR THERETO. THE PROVISIONS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE RESPECTIVE PARTIES TO SUCH DOCUMENTS.

[The remainder of this page is intentionally left blank. The signature pages follow.]

THIRD MODIFICATION AGREEMENT - Page 17

EXECUTED to be effective as of the date first above written.

ADMINISTRATIVE AGENT: TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:	/s/ Sabrina Chou
Name:	Sabrina Chou
Title:	Vice President

THIRD MODIFICATION AGREEMENT - Administrative Agent’s Signature Page

LENDER: TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:	/s/ Sabrina Chou
Name:	Sabrina Chou
Title:	Vice President

THIRD MODIFICATION AGREEMENT - Lender’s Signature Page [Texas Capital Bank, National Association]

LENDER: BANK OF AMERICA, N.A.

By:	/s/ Jonathan Salzinger
Name:	Jonathan Salzinger
Title:	Vice President

THIRD MODIFICATION AGREEMENT - Lender’s Signature Page [Bank of America, N.A.]

LENDER: FIFTH THIRD BANK

By:	/s/ Talianna Carlson Manne
Name:	Talianna Carlson Manne
Title:	Senior Vice President

THIRD MODIFICATION AGREEMENT - Lender’s Signature Page [Fifth Third Bank]

LENDER: VECTRA BANK COLORADO, NA, A NATIONAL BANKING ASSOCIATION

By:	/s/ John Pike
Name:	John Pike
Title:	SVP – Manager Corporate Real Estate

THIRD MODIFICATION AGREEMENT - Lender’s Signature Page [Vectra Bank Colorado]

LENDER: COMPASS BANK, AN ALABAMA BANKING CORPORATION

By:	/s/ Ben Weimer
Name:	Ben Weimer
Title:	Senior Vice President

THIRD MODIFICATION AGREEMENT - Lender’s Signature Page [Compass Bank]

LENDER: JPMORGAN CHASE BANK, N.A.

By:	/s/ Nadeige Dang
Name:	Nadeige Dang
Title:	Vice President

THIRD MODIFICATION AGREEMENT - Lender’s Signature Page [JPMorgan Chase Bank, N.A.]

LENDER: DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

By:	/s/ Anca Trifan
Name:	Anca Trifan
Title:	Managing Director

THIRD MODIFICATION AGREEMENT - Lender’s Signature Page [Deutsche Bank AG New York Branch]

LENDER: BANK MIDWEST, A DIVISION OF NBH BANK, A COLORADO STATE BANK (FORMERLY KNOWN AS NBH BANK, N.A.)

By:	/s/ David G. Roahrig
Name:	David G. Roahrig
Title:	VP, Senior Portfolio Manager

THIRD MODIFICATION AGREEMENT - Lender’s Signature Page [Bank Midwest, a division of NBH Bank]

LENDER: U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Andrew Hyde
Name:	Andrew Hyde
Title:	Sr. Vice President

THIRD MODIFICATION AGREEMENT - Lender’s Signature Page [U.S. Bank National Association]

LENDER: CITIBANK, N.A.

By:	/s/ John Van Brederode
Name:	John Van Brederode
Title:	Vice President

THIRD MODIFICATION AGREEMENT - Lender’s Signature Page [Citibank, N.A.]

LENDER: FLAGSTAR BANK, FSB, a federally chartered savings bank

By:	/s/ Philip Trujillo
Name:	Philip Trujillo
Title:	Vice President

THIRD MODIFICATION AGREEMENT - Lender’s Signature Page [Flagstar Bank, FSB]

BORROWER: CENTURY COMMUNITIES, INC., a Delaware corporation

By:	/s/ David Messenger
Name:	David Messenger
Title:	Chief Financial Officer

THIRD MODIFICATION AGREEMENT - Borrower’s Signature Page

GUARANTOR: AUGUSTA POINTE, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

AVALON AT INVERNESS, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

BEACON POINTE, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

BLACKSTONE HOMES, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

THIRD MODIFICATION AGREEMENT - Guarantor’s Signature Page 1 of 17

CC COMMUNITIES, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CCC HOLDINGS, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CCH HOMES, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CENTURY AT ASH MEADOWS, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CENTURY AT BEACON POINTE, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

THIRD MODIFICATION AGREEMENT - Guarantor’s Signature Page 2 of 17

CENTURY AT CALEY, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CENTURY AT CANDELAS, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CENTURY AT CAROUSEL FARMS, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CENTURY AT HARVEST MEADOWS, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

THIRD MODIFICATION AGREEMENT - Guarantor’s Signature Page 3 of 17

CENTURY AT LOR, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CENTURY AT LOWRY, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CENTURY AT MIDTOWN, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CENTURY AT MILLENNIUM, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CENTURY AT MURPHY CREEK, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

THIRD MODIFICATION AGREEMENT - Guarantor’s Signature Page 4 of 17

CENTURY AT OUTLOOK, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CENTURY AT SALISBURY HEIGHTS, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CENTURY AT SOUTHSHORE, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CENTURY AT TERRAIN, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CENTURY AT THE GROVE, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

THIRD MODIFICATION AGREEMENT - Guarantor’s Signature Page 5 of 17

CENTURY AT VISTA RIDGE, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CENTURY AT WOLF RANCH, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CENTURY CITY, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CENTURY COMMUNITIES OF NEVADA, LLC, a Delaware limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CENTURY COMMUNITIES OF NEVADA REALTY, LLC, a Nevada limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

THIRD MODIFICATION AGREEMENT - Guarantor’s Signature Page 6 of 17

CENTURY LAND HOLDINGS, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CENTURY LAND HOLDINGS II, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CENTURY LAND HOLDINGS OF TEXAS, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CENTURY RHODES RANCH GC, LLC, a Delaware limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CENTURY TUSCANY GC, LLC, a Delaware limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

THIRD MODIFICATION AGREEMENT - Guarantor’s Signature Page 7 of 17

CHERRY HILL PARK, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

COTTAGES AT WILLOW PARK, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CROWN HILL, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

ENCLAVE AT BOYD PONDS, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

ENCLAVE AT CHERRY CREEK, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

THIRD MODIFICATION AGREEMENT - Guarantor’s Signature Page 8 of 17

ESTATES AT CHATFIELD FARMS, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

HEARTH AT OAK MEADOWS, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

HOMETOWN, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

LAKEVIEW FORT COLLINS, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

MADISON ESTATES, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

THIRD MODIFICATION AGREEMENT - Guarantor’s Signature Page 9 of 17

MERIDIAN RANCH, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

MONTECITO AT RIDGEGATE, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

NEIGHBORHOOD ASSOCIATIONS GROUP, LLC, a Delaware limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

RESERVE AT HIGHPOINTE ESTATES, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

RESERVE AT THE MEADOWS, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

THIRD MODIFICATION AGREEMENT - Guarantor’s Signature Page 10 of 17

SADDLEBACK HEIGHTS, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

SADDLE ROCK GOLF, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

STETSON RIDGE HOMES, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

THE VISTAS AT NOR’WOOD, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

VENUE AT ARISTA, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

THIRD MODIFICATION AGREEMENT - Guarantor’s Signature Page 11 of 17

VERONA ESTATES, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

VILLAS AT MURPHY CREEK, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

WATERSIDE AT HIGHLAND PARK, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

WILDGRASS, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CENTURY COMMUNITIES OF GEORGIA, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

THIRD MODIFICATION AGREEMENT - Guarantor’s Signature Page 12 of 17

CCG CONSTRUCTORS LLC, a Georgia limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CCG REALTY GROUP LLC, a Georgia limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CENTURY AT LITTLETON VILLAGE, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CENTURY AT THE MEADOWS, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CENTURY AT MARVELLA, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

THIRD MODIFICATION AGREEMENT - Guarantor’s Signature Page 13 of 17

CENTURY AT WILDGRASS, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CENTURY GROUP LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CENTURY AT LANDMARK, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CENTURY AT OBSERVATORY HEIGHTS, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

HORIZON BUILDING SERVICES, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

THIRD MODIFICATION AGREEMENT - Guarantor’s Signature Page 14 of 17

SWMJ CONSTRUCTION, INC., a Texas corporation

By:	/s/ David Messenger
Name: David Messenger
Title: Vice President

AVR A, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

AVR B, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

AVR C, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CENTURY AT CLAREMONT RANCH, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

THIRD MODIFICATION AGREEMENT - Guarantor’s Signature Page 15 of 17

CENTURY COMMUNITIES CONSTRUCTION, LLC, a Utah limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CENTURY COMMUNITIES OF UTAH, LLC, a Utah limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

CENTURY LAND HOLDINGS OF UTAH, LLC, a Utah limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

HOMETOWN SOUTH, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

PARK 5TH AVENUE DEVELOPMENT CO., LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

THIRD MODIFICATION AGREEMENT - Guarantor’s Signature Page 16 of 17

WESTOWN CONDOMINIUMS, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

WESTOWN TOWNHOMES, LLC, a Colorado limited liability company

By:	/s/ David Messenger
Name: David Messenger
Title: Authorized Signatory

THIRD MODIFICATION AGREEMENT - Guarantor’s Signature Page 17 of 17

SCHEDULE 6.13

Real Estate Subsidiaries

Borrower, directly or indirectly holds 100% of the ownership interests in the following entities:

1.	AUGUSTA POINTE, LLC – a Colorado limited liability company
2.	AVALON AT INVERNESS, LLC – a Colorado limited liability company
3.	AVR A, LLC – a Colorado limited liability company (ADDED AUG. 2016)
4.	AVR B, LLC – a Colorado limited liability company (ADDED AUG. 2016)
5.	AVR C, LLC – a Colorado limited liability company (ADDED AUG. 2016)
6.	BEACON POINTE, LLC – a Colorado limited liability company
7.	BLACKSTONE HOMES, LLC – a Colorado limited liability company
8.	CC COMMUNITIES, LLC – a Colorado limited liability company
9.	CCC HOLDINGS, LLC – a Colorado limited liability company
10.	CCG CONSTRUCTORS LLC – a Georgia limited liability company
11.	CCG REALTY GROUP LLC – a Georgia limited liability company
12.	CCH HOMES, LLC – a Colorado limited liability company
13.	CENTURY AT ASH MEADOWS, LLC – a Colorado limited liability company
14.	CENTURY AT BEACON POINTE, LLC – a Colorado limited liability company
15.	CENTURY AT CALEY, LLC – a Colorado limited liability company
16.	CENTURY AT CANDELAS, LLC – a Colorado limited liability company
17.	CENTURY AT CAROUSEL FARMS, LLC – a Colorado limited liability company
18.	CENTURY AT CLAREMONT RANCH, LLC – Colorado limited liability company (ADDED AUG. 2016)
19.	CENTURY AT HARVEST MEADOWS, LLC – a Colorado limited liability company
20.	CENTURY AT LANDMARK, LLC – a Colorado limited liability company
21.	CENTURY AT LITTLETON VILLAGE, LLC – a Colorado limited liability company
22.	CENTURY AT LOR, LLC – a Colorado limited liability company
23.	CENTURY AT LOWRY, LLC – a Colorado limited liability company
24.	CENTURY AT MARVELLA, LLC – a Colorado limited liability company
25.	CENTURY AT MIDTOWN, LLC – a Colorado limited liability company
26.	CENTURY AT MILLENNIUM, LLC – a Colorado limited liability company
27.	CENTURY AT MURPHY CREEK, LLC – a Colorado limited liability company
28.	CENTURY AT OBSERVATORY HEIGHTS, LLC – a Colorado limited liability company
29.	CENTURY AT OUTLOOK, LLC – a Colorado limited liability company
30.	CENTURY AT SALISBURY HEIGHTS, LLC – a Colorado limited liability company
31.	CENTURY AT SOUTHSHORE, LLC – a Colorado limited liability company
32.	CENTURY AT TERRAIN, LLC – a Colorado limited liability company
33.	CENTURY AT THE GROVE, LLC – a Colorado limited liability company
34.	CENTURY AT THE MEADOWS, LLC – a Colorado limited liability company
35.	CENTURY AT VISTA RIDGE, LLC – a Colorado limited liability company
36.	CENTURY AT WILDGRASS, LLC – a Colorado limited liability company
37.	CENTURY AT WOLF RANCH, LLC – a Colorado limited liability company
38.	CENTURY CITY, LLC – a Colorado limited liability company
39.	CENTURY COMMUNITIES CONSTRUCTION, LLC, a Utah limited liability company (ADDED AUG. 2016)
40.	CENTURY COMMUNITIES OF GEORGIA, LLC – a Colorado limited liability company
41.	CENTURY COMMUNITIES OF NEVADA, LLC – a Delaware limited liability company
42.	CENTURY COMMUNITIES OF NEVADA REALTY, LLC – a Nevada limited liability company

LIST OF REAL ESTATE SUBSIDIARIES – Page 1 of 2

43.	CENTURY COMMUNITIES OF UTAH, LLC, a Utah limited liability company (ADDED AUG. 2016)
44.	CENTURY GROUP LLC – a Colorado limited liability company
45.	CENTURY LAND HOLDINGS, LLC – a Colorado limited liability company
46.	CENTURY LAND HOLDINGS II, LLC – a Colorado limited liability company
47.	CENTURY LAND HOLDINGS OF TEXAS, LLC – a Colorado limited liability company
48.	CENTURY LAND HOLDINGS OF UTAH, LLC – a Utah limited liability company (ADDED AUG, 2016)
49.	CENTURY RHODES RANCH GC, LLC – a Delaware limited liability company
50.	CENTURY TUSCANY GC, LLC – a Delaware limited liability company
51.	CHERRY HILL PARK, LLC – a Colorado limited liability company
52.	COTTAGES AT WILLOW PARK, LLC – a Colorado limited liability company
53.	CROWN HILL, LLC – a Colorado limited liability company
54.	ENCLAVE AT BOYD PONDS, LLC – a Colorado limited liability company
55.	ENCLAVE AT CHERRY CREEK, LLC – a Colorado limited liability company
56.	ESTATES AT CHATFIELD FARMS, LLC – a Colorado limited liability company
57.	HEARTH AT OAK MEADOWS, LLC – a Colorado limited liability company
58.	HOMETOWN, LLC – a Colorado limited liability company
59.	HOMETOWN SOUTH, LLC – a Colorado limited liability company (ADDED AUG. 2016)
60.	HORIZON BUILDING SERVICES, LLC – a Colorado limited liability company
61.	LAKEVIEW FORT COLLINS, LLC – a Colorado limited liability company
62.	MADISON ESTATES, LLC – a Colorado limited liability company
63.	MERIDIAN RANCH, LLC – a Colorado limited liability company
64.	MONTECITO AT RIDGEGATE, LLC – a Colorado limited liability company
65.	NEIGHBORHOOD ASSOCIATIONS GROUP, LLC – a Delaware limited liability company
66.	PARK 5TH AVENUE DEVELOPMENT CO., LLC – a Colorado limited liability company (ADDED AUG. 2016)
67.	RESERVE AT HIGHPOINTE ESTATES, LLC – a Colorado limited liability company
68.	RESERVE AT THE MEADOWS, LLC – a Colorado limited liability company
69.	SADDLEBACK HEIGHTS, LLC – a Colorado limited liability company
70.	SADDLE ROCK GOLF, LLC – a Colorado limited liability company
71.	STETSON RIDGE HOMES, LLC – a Colorado limited liability company
72.	SWMJ CONSTRUCTION, INC. – a Texas corporation
73.	THE VISTAS AT NOR’WOOD, LLC – a Colorado limited liability company
74.	VENUE AT ARISTA, LLC – a Colorado limited liability company
75.	VERONA ESTATES, LLC – a Colorado limited liability company
76.	VILLAS AT MURPHY CREEK, LLC – a Colorado limited liability company
77.	WATERSIDE AT HIGHLAND PARK, LLC – a Colorado limited liability company
78.	WESTOWN CONDOMINIUMS, LLC – a Colorado limited liability company (ADDED AUG. 2016)
79.	WESTOWN TOWNHOMES, LLC – a Colorado limited liability company (ADDED AUG. 2016)
80.	WILDGRASS, LLC – a Colorado limited liability company

LIST OF REAL ESTATE SUBSIDIARIES – Page 2 of 2